HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
FINANCIAL STATEMENTS
DECEMBER 31, 2006

Contents

Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Balance Sheet as of December 31, 2006	2

Statements of Operations for the Years Ended December 31, 2006 and 2005	3

Statements of Shareholders’ Equity for the Years Ended December 31, 2006 and 2005	4

Statements of Cash Flows for the Years Ended December 31, 2006 and 2005	5

Notes to Financial Statements	6-14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management and Shareholders
Heilongjiang Weikang Bio-Technology Group Co., Ltd.

We have audited the balance sheet of Heilongjiang Weikang Bio-Technology Group Co., Ltd. (the “Company”) as of December 31, 2006, and the related statements of operations, shareholders equity and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006, and the results of its operations and its cash flows for the years ended December 31, 2006 and 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Goldman Parks Kurland Mohidin-GPKM LLP

Tarzana, California
September 12, 2007

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
BALANCE SHEET
AS OF DECEMBER 31, 2006

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$37,174
Accounts receivable, net	6,920
Inventory	775,966
Other receivables	4,531
Due from shareholder	868,987
Due from related party	54,292

Total current assets	1,747,870

ADVANCES FOR CONSTRUCTION AND EQUIPMENT	125,851

PROPERTY AND EQUIPMENT, net	4,155,587

LAND USE RIGHT, net	247,421

TOTAL ASSETS	$6,276,729

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$86,520
Value added tax payable	35,914
Accrued liabilities and other payables	7,198

Total current liabilities	129,632

CONTINGENCIES

SHAREHOLDERS' EQUITY
Paid in capital	5,008,606
Statutory reserves	99,919
Accumulated other comprehensive income	137,834
Retained earnings	900,738

Total shareholders' equity	6,147,097

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$6,276,729

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED
	DECEMBER 31
	2006	2005

Net sales	$2,487,148	$-

Cost of goods sold	(1,201,858)	-

Gross profit	1,285,290	-

Operating expenses
Selling expenses	(13,434)	-
General and administrative expenses	(210,562)	(63,361)

Total operating expenses	(223,996)	(63,361)

Income (loss) from operations	1,061,294	(63,361)

Non-operating income
Interest income	3,556	3,626
Other expenses	(4,458)	-

Total non-operating income (expenses)	(902)	3,626

Net income (Loss)	1,060,392	(59,735)

Other comprehensive income
Foreign currency translation	123,116	14,718

Comprehensive Income (loss)	$1,183,508	$(45,017)

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
STATEMENTS OF SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	Paid in capital	Statutory reserves	Other comprehensive income	Retained earnings	Total

Balance at January 1, 2005	$-	$-	$-	$-	$-

Capital contribution	604,120	-	-	-	604,120

Net loss for the year	-	-	-	(59,735)	-59,735

Foreign currency translation gain	-	-	14,718	-	14,718

Balance at December 31, 2005	604,120	-	14,718	(59,735)	559,103

Capital contribution	4,404,486	-	-	-	4,404,486

Net income for the year	-	-	-	1,060,392	1,060,392

Transfer to statutory reserves	-	99,919	-	(99,919)	-

Foreign currency translation gain	-	-	123,116	-	123,116

Balance at December 31, 2006	$5,008,606	$99,919	$137,834	$900,738	$6,147,097

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED
	DECEMBER 31,
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,060,392	$(59,735)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation and amortization	128,615	3,563
(Increase) decrease in current assets:
Accounts receivable	(6,773)	-
Other receivables	(3,496)	(917)
Inventory	(759,595)	-
Increase (decrease) in current liabilities:
Accounts payable	56,191	27,821
Accrued liabilities and other payables	5,545	1,465
Value added tax payable	83,563	(47,246)

Net cash provided by (used in) operating activities	564,442	(75,049)

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances for construction and equipment	-	(1,917,582)
Acquisition of property & equipment	(1,860,516)	(162,996)
Construction in progress	-	(314,752)

Net cash used in investing activities	(1,860,516)	(2,395,330)

CASH FLOWS FROM FINANCING ACTIVITIES:
Due (from) to shareholder	(731,337)	3,067,445
Due from related parties	(53,147)	-
Capital contribution	1,142,349	362,472

Net cash provided by financing activities	357,865	3,429,917

EFFECT OF EXCHANGE RATE CHANGE ON CASH & CASH EQUIVALENTS	(671)	16,516

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	(938,209)	959,538

CASH & CASH EQUIVALENTS, BEGINNING OF YEAR	976,054	-

CASH & CASH EQUIVALENTS, END OF YEAR	$37,174	$976,054

SUPPLEMENTAL CASH FLOW DATA:
Income tax paid	$-	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Heilongjiang Weikang Bio-Technology Group Co., Ltd. (the “Company” or “Weikang”) was incorporated in the Heilongjiang Province, People’s Republic of China (“PRC”) on March 29, 2005, and formerly known as Heilongjiang Weikang Bioengineer Co., Ltd. (“Weikang Bioengineer”). Weikang is engaged in development, manufacture and distribution of health care food products and dietary supplements.

The Company was a development stage enterprise as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises ", for the year ended December 31, 2005. The Company exited the development stage in May of 2006. Accordingly, cumulative information is not presented herein.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on historical collection activity, no allowance was deemed necessary at December 31, 2006.

Inventories

Inventories are valued at the lower of cost or market with cost determined on a moving weighted average basis. Cost of work in progress and finished goods comprises direct material, direct production cost and an allocated portion of production overheads.

Advances for Construction and Equipment

Advances for construction and equipment represent the payments made in advance for the construction of the Company’s new office building and plant, and purchase of the Company’s production equipment. The Company reclassifies advances for construction and equipment to fixed assets when the purchase invoices are received from contractors or vendors.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation. Expenditures for maintenance and repairs are expensed as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives ranging from 3 to 20 years as follows:

Building	20 years
Vehicle	5 years
Office Equipment	3-7 years
Production Equipment	3-6 years

Land Use Right

Right to use land is stated at cost less accumulated amortization. Amortization is provided using the straight-line method over 50 years.

Impairment of Long-Lived Assets

Long-lived assets, which include property, plant and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. Based on its review, the Company believes that, as of December 31, 2006, there were no significant impairments of its long-lived assets.

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company is exempt from income tax for three years from 2006 through 2008. Net income for the years ended December 31, 2006 and 2005 would have been lower by $330,000 and 0, respectively, if the Company was not exempt from income taxes.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company does not have any significant deferred tax asset or liabilities that relate to tax jurisdictions not covered by the tax holiday.

Revenue Recognition

The Company's revenue recognition policies are in compliance with Securities and Exchange Commission (SEC) Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

Sales revenue represents the invoiced value of goods, net of value-added tax (“VAT”). All of the Company’s products that are sold in the PRC are subject to Chinese value-added tax of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

VAT payable on sales was $582,388 and $0 for the years ended December 31, 2006 and 2005, respectively, and VAT on purchases was $56,564 and $47,819 for the years ended December 31, 2006 and 2005, respectively. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government. VAT taxes are not affected by the income tax holiday.

The Company gives sales rebates to dealers of $2.00 (RMB 19.5) per box on the sale of its capsule series of products. Sales are recorded net of sales rebates of $866,000 and $0 for 2006 and 2005, respectively.

Sales returns and allowances was $0 for both 2006 and 2005. The Company does not provide unconditional right of return, price protection or any other concessions to its dealers or other customers.

Cost of Goods Sold

Cost of goods sold consists primarily of material costs, employee compensation, depreciation and related expenses, which are directly attributable to the production of products.  Write-down of inventory to lower of cost or market is also recorded in cost of goods sold.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of accounts receivable and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its customers' financial condition and customer payment practices to minimize collection risk on accounts receivable.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The operations of the Company are located in the PRC. Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company's operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

Cash flows from investing and financing activity excludes the effect of conversion of advances from shareholders to equity of $3,262,000 and $0 for 2006 and 2005, respectively, and cash flows from investing activity excludes transfer from construction advance and construction in progress of $2,164,000 and $0 for 2006 and 2005, respectively. In addition, cash flows from investing and financing activity in 2005 exclude the effect of contribution of land use rights as capital of $241,648.

Basic and Diluted Net Income per Share

The Company is a limited company formed under the laws of the PRC. Like limited liability companies (LLC) in the United States, limited liability companies in the PRC do not issue shares to the owners. The owners however, are called shareholders. Ownership interest is determined in proportion to capital contributed. Accordingly, earnings per share data is not presented.

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign Currency Translation and Comprehensive Income (Loss)

The Company’s functional currency is the Renminbi (“RMB”). For financial reporting purposes, RMB has been translated into United States dollars ("USD") as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated other comprehensive income". Gains and losses resulting from foreign currency transactions are included in income. There has been no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Segment Reporting

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment. The Company consists of one reportable business segment. All of the Company's assets are located in the PRC.

Research and Development

Research and development costs are related primarily to the Company developing its new health care products. Research and development costs are expenses as incurred. For the year ended December 31, 2006, the research and development expense was $4,461.

Start-up Costs

In accordance with the American Institute of Certified Public Accountants Statement of Position 98-5, “Reporting on the Costs of Start-up Activities”, the Company expenses all costs incurred in connection with the start-up and organization of the Company.

New Accounting Pronouncements

Accounting for Uncertainty in Income Taxes

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires the Company recognize in its financial statements the impact of a tax position if that position is more likely than not capable of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on its financial statements.

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which establishes a framework for measuring fair value, and expands disclosures about fair value measurements required under the accounting pronouncements, but does not change existing guidance as to whether or not an instrument is carried at fair value. Additionally, it establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for fiscal year, including financial statements for an interim period within the fiscal year. The Company is currently evaluating the impact, if any, that SFAS No. 157 will have on its financial statements.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an Amendment of FASB Statements No. 87, 88, 106, and 132R

In September 2006, the FASB, issued SFAS, No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an Amendment of FASB Statements No. 87, 88, 106, and 132R,” which requires employers to recognize the underfunded or overfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through accumulated other comprehensive income. Additionally, SFAS No. 158 requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position. The new reporting requirements and related new footnote disclosure rules of SFAS No. 158 are effective for fiscal years ending after December 15, 2006. We adopted the provisions of SFAS No. 158 for the year end 2006, and the effect of recognizing the funded status in accumulated other comprehensive income was not significant. The new measurement date requirement applies for fiscal years ending after December 15, 2008.

Fair Value Option for Financial Assets and Financial Liabilities

In February of 2007 the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.” The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company is analyzing the potential accounting treatment.

Considering the Effects of Prior Year Misstatements in Current Year Financial Statements

In September 2006, the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”),which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The Company adopted SAB 108 in the fourth quarter of 2006 with no impact on its financial statements.

3. INVENTORY

Inventories at December 31, 2006 were as follows:

Raw materials	$346,008
packing materials	115,980
Work in process	91,161
Finished Goods	222,817
Total	$775,966

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

4. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at December 31, 2006:

Building	$2,911,201
Building improvements	576,817
Production equipment	651,552
Office furniture and equipment	39,556
Vehicles	102,723
4,281,849
Less: Accumulated depreciation	(126,262)
$4,155,587

Depreciation expense for the years ended December 31, 2006 and 2005 was $126,262 and $0, respectively.

5. OTHER RECEIVABLES

Other receivables represent cash advances to employees and sales representatives for normal business purposes such as advance for traveling expense.

6. RELATED PARTY TRANSACTIONS

Due from shareholder

Due from shareholder represents payments received by the majority shareholder on behalf of the Company from the Company’s dealers net of payments made for purchases made by the shareholder on behalf of the Company.  The transactions were recorded in the shareholder’s personal bank account. During year 2006, $3,777,422 of sales receipts were deposited into the shareholder’s personal bank account and $3,212,272 in purchase payments were made from the same bank account on behalf of the Company. As of December 31, 2006, due from this shareholder was $868,987.

Due from related party

Due from related party represents accounts receivable arising from sales made to a related company owned by the majority shareholder of the Company. As of December 31, 2006, due from this related party was $54,292. Sales to this related party during the years ended December 31, 2006 and 2005 were $246,102 and $0, respectively.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

6. RELATED PARTY TRANSACTIONS (CONTINUED)

Sales to related party

During the year 2006, the Company made sales to another related company owned by the majority shareholder of the Company in the amount of $800,245, and the receivables from this related party was $0 for the year ended December 31, 2006.

7. LAND USE RIGHT

All land in the PRC is government owned and can not be sold to any individual or company. However, the government grants the user a “land use right” (the Right) to use the land. The Company acquired land use rights during 2005 for $241,648. The Company has the right to use the land for 50 years and is amortizing the Right on a straight-line basis for 50 years.

Amortization expense for the years ended December 31, 2006 and 2005 was $5,017 and $3,563, respectively. Amortization expenses for the next five years are as follows: $5,017, $5,017, $5,017, $5,017 and $5,017, respectively.

8. INCOME TAXES

The Company is governed by the Income Tax Law of the PRC concerning the private-run enterprises, which are generally subject to tax at a statutory rate of 33% on income reported in the statutory financial statements after appropriated tax adjustments.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the year ended December 31, 2006:

US statutory rates	34%
Tax rate difference	(1%)
Effect of tax holiday	(33%)
Tax per financial statements	-

9. STATUTORY RESERVES

Pursuant to the new corporate law of the PRC effective January 1, 2006, the Company is now only required to maintain one statutory reserve by appropriating from its after-tax profit before declaration or payment of dividends. The statutory reserve represents restricted retained earnings.

Surplus reserve fund

The Company is now only required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital. For the year ended December 31, 2006, the Company transferred $99,919 to this reserve.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
DECEMER 31, 2006 and 2005

9. STATUTORY RESERVES (CONTINUED)

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

Common welfare fund

Common welfare fund is a voluntary fund that the Company can elect to transfer 5% to 10% of its net income to this fund. The Company did not make any contribution to this fund for the year ended December 31, 2006.

This fund can only be utilized on capital items for the collective benefit of the Company’s employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation.

Pursuant to the "Circular of the Ministry of Finance (MOF) on the Issue of Corporate Financial Management after the Corporate Law Enforced" (No.67 [2006]), effective on April 1, 2006, issued by the MOF, companies transferred the balance of SCWF (Statutory Common Welfare Fund) as of December 31, 2005 to Statutory Surplus Reserve. Any deficit in the SCWF was charged in turn to Statutory Surplus Reserve, additional paid-in capital and undistributed profit of previous years. If a deficit still remains, it should be transferred to retained earnings and be reduced to zero by a transfer from after tax profit of following years. At December 31, 2006, the Company did not have a deficit in the SCWF.

10. SHAREHOLDERS’ EQUITY

The Company was formed on March 29, 2005, with shareholders’ contributions of cash of $362,472 and land using right of $241,648 as registered capital.

On October 31, 2006, the shareholders injected an additional $1,142,349 in cash, and converted their receivables from the Company to paid-in capital in the amount of $3,262,137. Thus, the Company’s paid in capital was increased to $5,008,606 as of December 31, 2006.

11. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’ s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.